UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2003


                         SCICLONE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


        California                       0-19825               94-3116852
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer)
       incorporation)                                       Identification No.)



                      901 Mariner's Island Blvd., Suite 205
                           San Mateo, California 94404
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (650) 358-3456


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Item 7.              Financial Statements and Exhibits.

           (c) Exhibits.

           Exhibit   Description
           -----     -----------

           99.1 Press Release issued by SciClone Pharmaceuticals, Inc., dated April 24, 2003, announcing financial results for the first quarter of fiscal year 2003.

Item 9.              Regulation FD Disclosure

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

On April 24, 2003, SciClone Pharmaceuticals, Inc. issued a press release announcing financial results for the first quarter of fiscal year 2003. A copy of this press release is attached as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SCICLONE PHARMACEUTICALS, INC.

Dated:  April 24, 2003

        /s/Richard A. Waldron
        --------------------------------
           Richard A. Waldron
           Chief Financial Officer